UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2022

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1715 N. Gower Street, Los Angeles, CA	90028
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code 323-965-1650

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June, 8, 2022, Christopher J. Broderick, Chief Operating Officer and former Chief Financial Officer of Troika Media Group, Inc. (the “Company”), resigned effective June 10, 2022, for personal reasons unrelated to the management or operations of the Company. He had maintained his position with the Company since 2017. His departure follows the Company’s recent acquisition of Converge Direct. As part of his employment agreement, Mr. Broderick was entitled to severance and certain other benefits which were incorporated into a severance agreement. The severance agreement provided for a severance equal to one (1) year at his current salary which will be paid in two (2) equal instalments payable on June 30, 2022 and September 30, 2022. All options or restricted stock units (“RSUs”) held by Mr. Broderick shall no longer be subject to continued employment with the Company. The Company and Mr. Broderick exchanged mutual releases and waivers of claims against each other.

On June 7, 2022, Kyle Hill, President of Troika IO, tendered his resignation to the Company for personal reasons unrelated to the management or operations of the Company. As part of Mr. Hill’s severance agreement, he was afforded nine (9) months of severance at his current salary which shall end on March 15, 2023. Mr. Hill also agreed to return 1,231,967 shares of common stock provided to him as part of the purchase price for Redeeem, LLC. Such shares were provided to him at a price of $2.67 per share, or approximately $3,289,351, as provided in the Redeeem, LLC transaction documents. Mr. Hill remains subject to any lock-up agreements associated with his retained equity. The Company and Mr. Hill exchanged mutual releases and waivers of claims against each other.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Number	Description
10.1	Confidential Separation and Waiver and Release Agreement between Troika Media Group, Inc. and Kyle Hill

10.2	Separation Agreement between Troika Media Group, Inc. and Christopher Broderick

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Dated: June 13, 2022	/s/ Sid Toama
(Signature)
Sid Toama
Chief Executive Officer

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